Exhibit 99.2

Unaudited Balance Sheet of Authenticate Internationale AG as of December 31, 2001, Profit & Loss Account for the six months ended December 31, 2001

                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft













                                                AUTHENTIDATE INTERNATIONAL
                                                AKTIENGESELLSCHAFT,
                                                RATINGEN

                                                Report on
                                                the Limited Review of the
                                                Financial Statements
                                                for the Stub Period
                                                from 1 July to 31 December 2001



                                                7956/01 e






Bahnstrasse 16          Postfach 20 06 68       Tel.: (02 11) 87 72-01
40212 Dusseldorf        40103 Dusseldorf        Fax: (02 11) 87 72-277
                                                www.deloitte.de

                                                                               1
                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft





Table of Contents


1        FINANCIAL STATEMENTS

1.1      Balance Sheet as at 31 December 2001

1.2      Profit and Loss Account for the Period from 1 July 2001 to 31 December
         2001

1.3      Notes to the Accounts for the Period from 1 July 2001 to 31 December
         2001

2        REPORT ON THE LIMITED REVIEW OF THE FINANCIAL STATEMENTS

3        GENERAL ENGAGEMENT TERMS FOR WIRTSCHAFTSPRUFER AND
         WIRTSCHAFTSPRUFUNGSGESELLSCHAFTEN DATED 1 JULY 2000

                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft

                                                                             1.1

AUTHENTIDATE INTERNATIONAL AKTIENGESELLSCHAFT, RATINGEN


BALANCE SHEET AS AT 31 DECEMBER, 2001

ASSETS

                                                        31 December            30 June
                                                           2001                  2001
                                                            DM                  DM'000
                                                        -----------            -------
A. FIXED ASSETS

I. INTANGIBLE ASSETS
   Software                                               21,757.98                 24
                                                      -------------            -------

II. TANGIBLE ASSETS
    Other equipment, factory and office equipment        428,093.39                138
                                                      -------------            -------
                                                         428,093.39                138
                                                      -------------            -------
                                                         449,851.37                162
                                                      -------------            -------

C. CURRENT ASSETS

I. RECEIVABLES AND OTHER ASSETS
1. Trade receivables                                     505,416.00                  0
2. Receivables from enterprises in which
   participations are held                                     0.00                157
3. Other assets                                          166,953.02                219
                                                      -------------            -------
                                                         672,369.02                376

II. CASH-IN-HAND, BANK BALANCES                        1,419,085.30              1,534
                                                      -------------            -------
                                                       2,091,454.32              1,910
                                                      -------------            -------

D. PREPAID EXPENSES                                       28,967.55                 17
                                                      -------------            -------
                                                       2,570,273.24              2,089
                                                      =============            =======

                                                                EQUITY AND LIABILITIES

                                                       31 December             30 June
                                                           2001                 2001
                                                            DM                 DM'000
A. EQUITY

I. SUBSCRIBED CAPITAL                                    488,957.50                489

II. CAPITAL RESERVES                                   2,784,602.12              2,785

III. NET ACCUMULATED LOSSES                           (2,864,383.67)            (1,495)
                                                      -------------            -------
                                                         409,175.95              1,779
                                                      -------------            -------


B. ACCRUALS
   Other accruals                                        254,200.00                156
                                                      -------------            -------

C. LIABILITIES

1. Trade payables                                        483,956.77                 87
2. Payables to enterprises in which
   participations are held                               221,215.30                  0
3. Other liabilities                                   1,201,725.22                 67
                                                      -------------            -------
                                                       1,906,897.29                154



                                                      -------------            -------
                                                       2,570,273.24              2,089
                                                      =============            =======

                                                                             1.2


AUTHENTIDATE INTERNATIONAL AKTIENGESELLSCHAFT, RATINGEN


PROFIT AND LOSS ACCOUNT FOR THE PERIOD FROM 1 JULY 2001 TO 31 DECEMBER 2001

                                                      1 July to 31 December     1 July 2000 to
                                                              2001               30 June 2001
                                                               DM                   DM'000
                                                      ---------------------     --------------
 1.  Sales                                                  501,582.58                  294
 2.  Other operating income                                  97,123.30                  147
 3.  Cost of materials
     Cost of purchased services                                   0.00                  235
 4.  Personnel expenses
 a)  Salaries                                               760,987.93                  792
 b)  Social security                                         96,499.89                  104
 5.  Depreciation on intangible fixed assets and
     tangible assets                                         56,000.00                   59
 6.  Other operating expenses                             1,056,069.65                  909
 7.  Other interest and similar income                        1,619.94                  199
 8.  Interest and similar expenses                                0.00                    5
                                                         -------------               ------
 9.  Results from ordinary activities                    (1,369,231.65)              (1,464)
                                                         -------------               ------
10.  Net loss for the year                               (1,369,231.65)              (1,464)
11.  Accumulated losses brought forward                  (1,495,152.02)                 (31)
                                                         -------------               ------
12.  Net accumulated losses                              (2,864,383.67)              (1,495)
                                                         =============               ======

                                                                          1.3/ 1

AUTHENTIDATE INTERNATIONAL AKTIENGESELLSCHAFT, RATINGEN


NOTES TO THE ACCOUNTS FOR THE STUB PERIOD 1 JULY TO 31 DECEMBER, 2001


I. GENERAL INFORMATION

The annual financial statements as at 31 December 2001 comply with the stipulations under commercial law. The following explanations cover the disclosures which are to be included in the notes to the accounts that are required to be prepared besides the balance sheet and the profit and loss account.

In the interest of a clear and understandable presentation, the disclosures required to be made according to the legal regulations with respect to the balance sheet and profit and loss account items are disclosed in the notes to the accounts. Furthermore, disclosures which can be optionally disclosed either in the balance sheet and the profit and loss account, respectively, or in the notes to the accounts were fully made in the notes to the accounts.

The type of expenditure format has been applied to the profit and loss account.

In preparing the balance sheet, the profit and loss account and the notes to the accounts, we took advantage of the simplifications for "small" companies with respect to specific disclosures. A management report was not prepared in compliance with Section 264 (1) sentence 3 of the Commercial Code (HGB).

II. ACCOUNTING AND VALUATION PRINCIPLES

Assets and liabilities were recognized and valued in compliance with generally accepted accounting principles under Sections 252 to 256 of the Commercial Code
(HGB) as well as with the special rules applicable to companies (Sections 269 to 274, 279 to 283 of the Commercial Code (HGB)) and Sections 150, 152, 158 of the Stock Corporation Act (AktG).

INTANGIBLE ASSETS and PROPERTY, PLANT AND EQUIPMENT are valued at acquisition cost less scheduled straight-line depreciation over the useful lives admissible under tax law. The useful life of office equipment and EDP hardware and software is three years; the Trust Boxes installed in the Mount10 premises in Switzerland are depreciated over a useful life of seven years. The simplification rule according to R 44 (2) of the Income Tax Regulations (EStR) has been applied as far as admissible. Low-value items are fully depreciated in the year of acquisition.

The book value of other equipment, factory and office equipment mainly includes two Trust Boxes in the amount of DM 297 thousand and EDP hardware.

                                                                          1.3/ 2


RECEIVABLES AND OTHER ASSETS are valued at acquisition cost in compliance with the lower of cost or market principle. There are no receivables with a residual term of more than one year, except for the deposit (DM 34,732.82; June 30: DM 34.732.82) from the tenancy agreement for premises of the Company in Ratingen.


The ACCRUALS are disclosed at the amount to be recognized in accordance with the principle of prudence and based on sound business judgement. The OTHER ACCRUALS are composed as follows:

                                   31
                                December,          30 June,
                                  2001               2001
                                 DM'000             DM'000
                                 ------             ------
Legal and consulting fees              44                44
Vacation                               93                51
Bonuses                                31                16
Outstanding invoices                   80                43
Other                                   6                 2
                                   ------            ------
                                      254               156
                                   ======            ======


The LIABILITIES are recorded at the amount at which they will be repaid.


III.   OTHER DISCLOSURES

SHARE CAPITAL

The Company's share capital of EUR 250 thousand has been entered in the Commercial Register and is divided in 250,000 individual share certificates. Due to the accumulated losses, net equity of the Company as of 31 December 2001 is less than the share capital.

LIABILITIES

All liabilities have a residual term of less than one year. The other liabilities relate to tax liabilities (DM 39,913.74; June 30: DM 27 thousand) and to liabilities relating to social security and similar obligations (DM 34,257.11; June 30: DM 27 thousand). OTHER LIABILITIES include a loan granted by Authentidate Holding Corporation, Schenectady, N.Y., USA, in the amount of DM 1.105.613,33 (= USD 500,000.00).

                                                                          1.3/ 3

PROFIT AND LOSS ACCOUNT

The sales revenues disclosed relate to licence fees billed to cooperation partners for using Authentidate Software in their products (DM 454 thousand) and to development costs of DM 48 thousand charged to the shareholder Authentidate Inc.

The depreciation refers to scheduled depreciation on fixed assets.

The OTHER EXPENSES are composed as follows:

                                                                  1 July -
                                                                 31 December     1 July 2000 -
                                                                     2001         30 June 2001
                                                                    DM'000           DM'000
                                                                    ------           ------
OPERATING EXPENSES
Work performed by third parties                                            0               133
Cost of Mount10 Premises                                                 192                 0
External Development Cost Security Concept                               154                 0
Cost of office space                                                     110               167
Maintenance                                                                2                 2
Insurance and contributions                                                5                 7
                                                                      ------            ------
                                                                         463               309
                                                                      ------            ------

SELLING EXPENSES
Vehicle maintenance                                                       32                25
Advertising and exhibition costs                                         152                39
Entertainment and travel expenses                                         94                69
                                                                      ------            ------
                                                                         278               133
                                                                      ------            ------

ADMINISTRATION EXPENSES
Telephone, postage, fax                                                   24                19
Recharged payroll expenses                                               156               264
Legal, auditing and consulting fees                                       71               119
Other personnel expenses                                                   0                13
Costs of monetary transactions                                             2                 6
General administration expenses                                            8                10
                                                                      ------            ------
                                                                         261               431
                                                                      ------            ------

SUNDRY
Other expenses                                                            54                36
                                                                      ------            ------
                                                                       1.056               909
                                                                      ======            ======

                                                                          1.3/ 4


NUMBER OF EMPLOYEES

As of 31 December 2001, the Company counted 14 employees (30 June 2001: 11). The average number of employees in the period from 1 July to 31 December 2001 was 12 (2000/2001: 7).

SUPERVISORY BOARD

In the Stub Period, the members of the Supervisory Board were as follows:

Mr. Lars Windhorst, Rahden, Director of Windhorst New Technologies AG Rahden (Chairman);

Mr. Paul Klapper, San Francisco/US, CEO of PFK Acquisition Company I, LLC, San Francisco/US (Vice Chairman);

Mr. John Botti, New York/US, President of Authentidate.com, Inc., New York/US.

BOARD OF DIRECTORS

Mr. Jan C. Wendenburg, Bochum


Ratingen, January 2002



The Board of Directors

                                                                             2.1
                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft

2 REPORT ON THE LIMITED REVIEW OF THE FINANCIAL STATEMENTS

By engagement letter dated 10/23 January, 2002, Authentidate Holding Corporation, Schenectady, N.Y., have engaged us to review the balance sheet of AuthentiDate International AG, Ratingen as of 31 December, 2001 and the related statement of income for the period from 1 July, 2001 to 31 December, 2001. The scope of the engagement and our responsibilities thereunder, both towards Authentidate Holding Corporation and third parties, are governed by the General Engagement Terms for "Wirtschaftsprufer" (professionally qualified auditors) and "Wirtschaftsprufungsgesellschaften" (audit firms) in the version dated 1 July, 2000 as presented in the exhibit attached to this report and as modified in our agreement dated 10/23 January, 2002. We render the following report on our review of the financial statements of AuthentiDate International AG as at 31 December, 2001:

                       TO AUTHENTIDATE HOLDING CORPORATION

  REPORT ON THE LIMITED REVIEW OF THE FINANCIAL STATEMENTS FOR THE STUB PERIOD
                     FROM 1 JULY, 2001 TO 31 DECEMBER, 2001

We have reviewed the accompanying balance sheet of AuthentiDate International AG, Ratingen, at 31 December, 2001 and the related statement of income for the period from 1 July to 31 December, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to issue a report on these financial statements based on our review.

We conducted our review in accordance with the German Standard IDW PS 900 applicable to review engagements. This Standard requires that we plan and perform the review to obtain moderate assurance as to whether the financial statements are free of material misstatement. A review is limited primarily to inquiries of company personnel and analytical procedures applied to financial data and thus provides less assurance than an audit. We have not performed an audit and, accordingly, we do not express an audit opinion.

                                                                             2.2
                                                        [DELOITTE & TOUCHE LOGO]
DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft




Based on our review, nothing has come to our attention that causes us to believe that the accompanying financial statements are not presented fairly in all material respects in accordance with German Commercial Code. We point out that the continued existence of the Company is only guaranteed if it is possible to provide the Company with further equity in liquid form in the course of the fiscal year 2001/2002.

Dusseldorf, 31 January 2002


DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft



           Fischer                                    ppa. Grunewald
      Wirtschaftsprufer                              Wirtschaftsprufer
   [German Public Auditor]                        [German Public Auditor]

                                        AUTHENTIDATE INTERNATIONAL
                                        AKTIENGESELLSCHAFT,
                                        RATINGEN

                                        Financial Statements for the Stub Period
                                        1 July to 31 December, 2001